-------------------------------------------------------------------------------
                                     THE PAKISTAN
                                      INVESTMENT
                                      FUND, INC.
--------------------------------------------------------------------------------


                                    ANNUAL REPORT
                                  DECEMBER 31, 1998
                MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                                  INVESTMENT ADVISER








                          THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1998, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -57.25% compared to -55.88% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through December 31, 1998, the Fund had a total return, based on net asset value per share, of -81.66% compared to -71.79% for the Index. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $1 7/8, representing a 20.7% discount to the Fund's net asset value per share.

The Pakistan stock market witnessed continual erosion of value in 1998. The initial trigger point was government action against Hub Power Company where allegations were made regarding over invoicing and tariff agreement anomalies. This seriously dented foreign investor confidence and caused significant outflows of funds from the Pakistan market. Next came the nuclear tests on May 28 and the imposition of sanctions by G-7 countries. The market collapsed by 33% between April 30 and May 31. In order to stop the capital flight out of Pakistan the government imposed draconian foreign exchange controls including freezing of all accounts, restricting repatriation of foreign currency funds and introducing a multiple exchange rate regime. These actions, perversely, led to complete loss of investor confidence with the Karachi Stock Exchange Index (KSE-100) falling to a record low of 765 on July 14, 1998.

The third quarter of 1998 exposed the vulnerability of government's external financial position as forex reserves continued to fall despite a sharp compression of imports. At the same time, negotiations with the International Monetary Fund (IMF) regarding resumption of the stalled ESAF program took a new twist with Pakistan requesting debt restructuring. This, along with a stiffer stance from the IMF regarding implementation of certain conditions led to a delay in approval of ESAF funding. The government missed a scheduled coupon payment on its sovereign debt but managed to pay within the grace period allowed. However, this episode led to a ratings downgrade by Standard & Poor's to CC- from an already low CCC- status. The stock market, which had staged a sharp rally with the KSE-100 rising nearly 45% in nominal terms by September 30, 1998, in expectations of early IMF agreement once again, slipped into a bearish mode.

POLITICS

The domestic and regional political situation remained volatile through most of 1998 and showed a marked deterioration in the second half of the year. Internally, the law and order situation in Karachi and the interior of Punjab, the largest province, was characterized by sectarian violence and political disturbances. Governor's rule was imposed in Sindh in the fourth quarter of 1998 when the ruling party, PML (N), broke up its provincial coalition with MQM
(A) after a high profile assassination of a leading and respected educationalist, Hakim Saeed. The government, citing inefficiency of local law enforcement agencies and stepped up terrorist activities, then set up military courts in Sindh to try suspected criminals / terrorists.

Externally, relations with India depicted a sharp deterioration after the nuclear tests, with the propaganda machinery in both countries stepping up their rhetoric, which highlighted extremely polar positions on the key issue of Kashmir. The U.S. stepped in to diffuse tension by pressuring both sides to begin initial dialogues, encouraging the World Bank to act as an honest broker in exploring the possibility of selling electricity from Pakistan to India, easing some sanctions on both countries as well as giving the green signal to the IMF to proceed with Pakistan's debt restructuring and renewal of the ESAF program.

ECONOMIC DEVELOPMENTS

The impact of the above events on economic activity and corporate earnings has been extremely negative. On the macro front, gross domestic product (GDP) growth for the fiscal year ending in June 1999 is likely to be no more than 3.5% compared to 5.4%, in 1998. Slowing economic activity has caused tax revenues to fall well below the target of 340 billion rupee and these are not expected to exceed 290-295 billion rupee. With external funding inflows at a standstill, the government has had to resort to both bank and non-bank borrowing which is likely to put upward pressure on the budget deficit. Reasonably good agricultural output has, however, allowed food prices, a major component of CPI, and thus inflation, to be kept in check, at around 8%. The other saving grace for the government has been continued weakness in oil and commodity prices.
With domestic petroleum prices pegged at June 1997 levels, the government is expected to earn a differential of up to 65 billion rupee on this account. One major positive development has been a significant narrowing of trade and current account deficits, due to import suppression. This has occurred because the central bank has removed official exchange rate subsidies on almost all imports except petroleum and wheat and also imposed a 30% cash margin requirement for opening import letters of credit. As a result, the current account deficit is expected to shrink to 2% of GDP in fiscal year 1998-1999, which is substantially lower than the historical average of 4-5% of GDP.

Going forward, there is a high probability of the IMF ESAF/EEF agreement being reinstated in February 1999, followed by a restructuring of bilateral, multilateral and commercial debt to the tune of $5.5 billion by the second quarter of 1999. At the same time, under IMF/World Bank pressure, the government has finally been forced to restart implementing long dormant structural adjustment policies. Three major developments in this respect are as follows:

First, the crisis ridden electricity and water utility, WAPDA, has been handed over to army administration with the intention of recovering defaulted and overdue payments and improving revenue collection by 50% over the next six months. This is a major test case for the army and with its reputation at stake the probability of success is certainly higher than previous half hearted attempts at reforming WAPDA.

Second, again under IMF pressure, the government has withdrawn termination notices given to independent power producers, and with the exception of Hubco and Kapco (where the National Power of UK is the operator), new tariff agreements have been signed with almost all IPPs. This is a major development in that it opens the door to potential foreign direct investment at a future date when country risk ratings improve.

Third, the Securities & Exchange Commission (SEC), in order to regulate capital markets, has finally been formed and the old Corporate Law Authority (CLA) abolished. The new SEC has wide ranging powers of censure and stiff penalties against corporate misconduct and operates under the umbrella of constitutional legal statute. It is expected to be fully functional by June 1999. This is another example of the new hands-on approach by international development agencies to push through structural reforms as the Asian Development Bank has held up $250 million funding pending implementation of capital market reforms.

If the IMF funding and associated debt restructuring comes through as expected, foreign exchange reserves, which had fallen below $500 million in early December 1998, are expected to climb back over $1.0 billion by June 1999. The government has agreed with the IMF to unify its multiple exchange rates into a single rate by July 1999. The rupee has already been devalued effectively by about 13% in the fourth quarter of 1998. Unification of the exchange rate would likely imply another 6-7% depreciation implying an annualized devaluation of about 20%. This should help the process of narrowing trade and current accounts to continue as imports become expensive and exports more competitive.

STOCK MARKET OUTLOOK

As far as foreign exchange controls and capital repatriation restrictions are concerned, there is little likelihood of these being eased before the third quarter of 1999. Until this happens and reserves show sustainability above the $1.0 billion mark, there is limited possibility of any upward re-rating for Pakistan by international credit agencies. This means foreign portfolio investors are likely to remain conspicuous by their absence in the first half of 1999 and the Pakistan stock market would remain driven mainly by local institutional investors and speculators.

The three main drivers of market performance are corporate earnings outlook, alternative returns (interest rates) and liquidity. The post sanctions earnings outlook is in general weak for 1999 with a few notable exceptions such as PTCL and Engro Chemical. Key sectors such as textiles, cement and chemicals are facing the twin pressures of over capacity and static or slowing demand. Thus even though inflation is under check, most firms do not enjoy pricing power and the ability to grow sales significantly. With margins not increasing, overall earnings growth outlook is sluggish in 1999 with only a gradual recovery expected in 2000.

The banking sector remains unattractive over the next 6 to 8 months as it faces several pressures. With both trade and industrial activity having slumped by an estimated 25% over last year, potential of rising non-performing loans has increased. As a result, banks are reluctant to lend while increased overall demand for loans is running below the historical trend. The central bank has reduced rates on government paper to the 12% level from 16% a few months ago. With excess liquidity usually put to work in "treasuries", this development has caused a drop in bank yields. After the freezing of foreign currency accounts, competition for rupee deposits has also heated up. This competition is not just between banks but also with the government owned National Savings Schemes which are offering 17% annualized returns on an after tax basis. Consequently, with asset growth hemmed in, spreads under pressure and the possibility of higher loan write-offs, 1999 earnings in the banking sector are expected to be flat at best. From the domestic investor perspective, the benchmark interest rate is the 17% return on National Savings Schemes. Only when this is reduced, as has been done recently in India, will equity
investments acquire attraction at the retail level.   Consensus expectations are
that the NSS rates could be reduced in the June 99 budget.

Liquidity in the domestic stock market remains tight. There are several reasons for this. First, the bearish trend in the market has discouraged banks from actively lending for stock market operations. Second, a significant amount of short-term support to the market used to come from excess liquidity with exporters and importers. With reduced trade volumes and 30% cash margin requirements for opening letters of credit, this source of liquidity has dried up. Third, domestic investment banks have traditionally been the major institutional investors. Difficulty in raising funds after the freezing of foreign currency accounts has meant that their liquidity position has been very tight. Finally, foreign portfolio investors have typically remained on the sell side for the past six months. A positive feature however, is that total foreign holdings are estimated to have been reduced from just under $1.0 billion at the beginning of 1998 to nearly $200 million at present. As a result, the downside potential through sudden foreign selling has been greatly reduced.

INVESTMENT STRATEGY

In view of the above developments we expect the Pakistan market to move in a narrow range of 800-1000 in the first quarter of 1999. Any sustainable improvement is only likely if, as part of the IMF program, the structural reform process begins to yield results. Key milestones here would include a sustainable reduction in WAPDA's losses, increase in tax revenue collection in the second half of 1999 and reduction in government borrowing; improvement in export performance and inward remittances by expatriate Pakistanis leading to a sustainable rise in foreign exchange reserves; elimination of foreign exchange controls and unification of the exchange rate; resolution of tariff disagreements with IPPs; the end of government/national power confrontation vis-a-vis Hubco and Kapco; and finally, some definitive move towards privatization. We believe that in the best case scenario, positive developments on any of these fronts are unlikely before the third quarter of 1999. Until then, we believe the stock market will remain lack luster providing only limited trading opportunities.

As a result, the Fund's investment strategy will focus on a narrow group of quality blue chips and look to lock in returns at higher levels with re-entry during market weakness. At the same time, depending on the changing macro and earnings outlook, we will be looking to reposition the Fund to fully participate in any upward move in the second half of 1999.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999



THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Pakistan Investment Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



HISTORICAL                                                                    TOTAL RETURN (%)
INFORMATION                                 -----------------------------------------------------------------------------------
                                                 MARKET VALUE (1)            NET ASSET VALUE (2)                INDEX (3)
                                            ------------------------     ------------------------      ------------------------
                                                            AVERAGE                       AVERAGE                      AVERAGE
                                            CUMULATIVE      ANNUAL       CUMULATIVE        ANNUAL      CUMULATIVE       ANNUAL
                                            ----------     --------      -----------     ---------     -----------     --------
               ONE YEAR                     -58.30%        -58.30%        -57.25%        -57.25%        -55.88%        -55.88%
               FIVE YEAR                    -86.80         -33.30         -81.57         -28.70         -71.79         -22.36
               SINCE INCEPTION*             -85.49         -31.96         -81.66         -28.70         -71.79         -22.32


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]

YEAR ENDED DECEMBER 31,



                                        1993*           1994          1995           1996           1997           1998
                                      --------       ---------      ---------      ---------      ---------      ---------
Net Asset Value Per Share . . .       $ 14.03        $ 11.42         $ 6.57         $ 4.77         $ 6.01         $ 2.37
Market Value Per Share  . . . .       $ 15.50        $  9.00         $ 5.25         $ 5.13         $ 4.88         $ 1.88
Premium/(Discount). . . . . . .          10.5%         -21.2%         -20.1%           7.5%         -18.8%         -20.7%
Income Dividends. . . . . . . .            --        $  0.03         $ 0.00#            --         $ 0.01         $ 0.16
Capital Gains Distributions . .            --             --         $ 0.00#            --             --             --
Fund Total Return (2) . . . . .         -0.50%        -18.36%        -42.43%        -27.40%         26.32%        -57.25%
Index Total Return (3). . . . .           N/A          -8.51%        -31.14%        -19.46%         26.13%        -55.88%



(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
  *  The Fund commenced operations on December 27, 1993.
 #   Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Short-Term Investments        (9.1%)
Equity Securities            (90.9%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Other                         (6.5%)
Utilities - Electrical & Gas (15.7%)
Textiles & Apparel            (8.4%)
Telecommunications           (16.6%)
Insurance                     (2.2%)
Automobiles                   (2.7%)
Banking                       (5.2%)
Chemicals                    (20.2%)
Energy Sources               (10.9%)
Forest Products & Paper       (1.4%)
Health & Personal Care       (10.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                            PERCENT OF
                                            NET ASSETS
                                            ----------
 1.  Pakistan Telecommunications Corp. 'A'     16.6%
 2.  Hub Power Co.                             12.1
 3.  Fauji Fertilizer Co., Ltd.                11.8
 4.  Lever Brothers Pakistan Ltd.              10.2
 5.  Nishat Mills Ltd.                          5.1
 6.  Engro Chemicals Ltd.                       4.6
 7.  Pakistan State Oil Co., Ltd.               4.6
 8.  Shell Pakistan Ltd.                        4.5
 9.  ICI Pakistan Ltd.                          3.8
10.  Pak Suzuki Motor Co., Ltd.                 2.7
                                               ----
                                               76.0%
                                               ----
                                               ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1998

                                                                 VALUE
                                           SHARES                (000)
----------------------------------------------------------------------
PAKISTANI COMMON STOCKS (93.5%)
(Unless otherwise noted)
----------------------------------------------------------------------
AUTOMOBILES (2.7%)
   Pak Suzuki Motor Co., Ltd.            1,579,000       U.S.$     747
                                                         -------------
----------------------------------------------------------------------
BANKING (5.2%)
   Askari Bank                           1,688,592                 364
   Faysal Bank Ltd.                      1,861,150                 372
   Muslim Commercial Bank Ltd.           2,222,770                 690
                                                         -------------
                                                                 1,426
                                                         -------------
----------------------------------------------------------------------
CHEMICALS (20.2%)
   Engro Chemicals Ltd.                    777,759               1,273
   Fauji Fertilizer Co., Ltd.            3,875,200               3,229
(a)ICI Pakistan Ltd                      4,778,300               1,052
                                                         -------------
                                                                 5,554
                                                         -------------
----------------------------------------------------------------------
ENERGY SOURCES (10.9%)
   Pakistan Oilfields Ltd.                 471,462                 498
   Pakistan State Oil Co., Ltd.            882,400               1,258
   Shell Pakistan Ltd.                     427,800               1,226
                                                         -------------
                                                                 2,982
                                                         -------------
----------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
(a)Trust Modaraba Ltd.                         100                  -- @
                                                         -------------
----------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.4%)
   Packages Ltd.                           648,671                 384
                                                         -------------
----------------------------------------------------------------------
HEALTH & PERSONAL CARE (10.2%)
   Lever Brothers Pakistan Ltd.            225,160               2,806
                                                         -------------
----------------------------------------------------------------------
INSURANCE (2.2%)
   Adamjee Insurance Co., Ltd.             975,456                 599
                                                         -------------
----------------------------------------------------------------------
TELECOMMUNICATIONS (16.6%)
   Pakistan Telecommunications Corp. 'A'
                                        13,218,300               4,570
                                                         -------------
----------------------------------------------------------------------
TEXTILES & APPAREL (8.4%)
   Artistic Denim Mills Ltd.             1,250,000                 159
   Crescent Textile Mills Ltd.           1,325,192                 193
   Gadoon Textile Mills Ltd.               670,000                 219
   Ibrahim Fibre Ltd.                    3,390,000                 312
   Nishat Mills Ltd.                     7,987,428               1,410
   Saif Textiles Mills Ltd.                    110                  -- @
                                                         -------------
                                                                 2,293
                                                         -------------
----------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (15.7%)
   Hub Power Co.                        14,299,200               3,317
(a)Sui Northern Gas Co.                  2,397,270                 393
(a)Sui Southern Gas Co.                  4,116,192       U.S.$     603
                                                         -------------
                                                                 4,313
                                                         -------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$57,822)                                           25,674
                                                         -------------
----------------------------------------------------------------------

                                              FACE
                                            AMOUNT
                                              (000)
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.9%)
----------------------------------------------------------------------
REPURCHASE AGREEMENT (6.9%)
   Chase Securities, Inc., 4.45%,
    dated 12/31/98, due 1/4/99,
    to be repurchased at
    U.S.$1,902, United States
    Treasury Bonds, 9.875%,
    due 11/15/15, valued
    at U.S.$1,941
   (Cost U.S.$1,901)               U.S.$     1,901               1,901
                                                         -------------
----------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (2.4%)
   Pakistani Rupee
   (Cost U.S.$665)                 PKR      36,599                 666
                                                         -------------
----------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%)
   (Cost U.S.$60,388)                                           28,241
                                                         -------------
----------------------------------------------------------------------
OTHER ASSETS (4.9%)
   Dividends Receivable            U.S.$     1,194
   Receivable for Investments
    Sold                                       110
   Other Assets                                 33               1,337
                                     -------------       -------------
----------------------------------------------------------------------
LIABILITIES (-7.7%)
   Payables For:
    Dividends Declared                      (1,753)
    Investment Advisory Fees                  (126)
    Custodian Fees                             (71)
    Professional Fees                          (57)
    Administrative Fees                        (54)
    Shareholder Reporting Expenses             (22)
    Directors' Fees and Expenses               (15)
    Pakistani Investment
     Advisory Fees                              (9)
   Other Liabilities                           (13)             (2,120)
                                     -------------       -------------
----------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 11,604,792, issued
    and outstanding U.S.$0.01 par
    value shares (100,000,000
    shares authorized)                                  U.S.$   27,458
                                                         -------------
                                                         -------------
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE                               U.S.$     2.37
                                                         -------------
                                                         -------------
----------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                AMOUNT
                                           SHARES                (000)
----------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
   Common Stock                                           U.S.$    116
   Capital Surplus                                             162,958
   Distribution in Excess of Net Investment Income                 (25)
   Accumulated Net Realized Loss                              (103,371)
   Unrealized Depreciation on Investments and
    Foreign Currency Translations                              (32,220)
----------------------------------------------------------------------
TOTAL NET ASSETS                                          U.S.$ 27,458
                                                          ------------
                                                          ------------
----------------------------------------------------------------------


(a)-- Non-income producing
 @ -- Value is less than U.S.$500.

----------------------------------------------------------------------
DECEMBER 31, 1998 EXCHANGE RATE:
----------------------------------------------------------------------
(PKR)  Pakistan Rupee                              54.953 = U.S.$1.00
----------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.


                                                                                                               YEAR ENDED
                                                                                                           DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                                          (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$  4,284
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               64
     Less: Foreign Taxes Withheld. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (523)
-----------------------------------------------------------------------------------------------------------------------------
       Total Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,825
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              445
     Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              183
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              137
     Pakistani Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              133
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               88
     Country Tax Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               58
     Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               56
     Amortization of Organizational Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               17
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               13
     Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                9
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               61
-----------------------------------------------------------------------------------------------------------------------------
       Total Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,200
-----------------------------------------------------------------------------------------------------------------------------
         Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,625
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (Loss)
     Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (23,575)
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (904)
-----------------------------------------------------------------------------------------------------------------------------
       Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (24,479)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (18,506)
     Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . . .              (71)
-----------------------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . . . . . . .          (18,577)
-----------------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . .          (43,056)
-----------------------------------------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . .   U.S.$  (40,431)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



                                                                                           YEAR ENDED          YEAR ENDED
                                                                                       DECEMBER 31, 1998    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                            (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         U.S.$  2,625          U.S.$  430
  Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (24,479)            (11,412)
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . .              (18,577)             25,484
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations. . . . . . . .              (40,431)             14,502
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (1,857)               (130)
  In Excess of Net Investment Income . . . . . . . . . . . . . . . . . . . . . .                  (25)                 --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (1,882)               (130)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease). . . . . . . . . . . . . . . . . . . . . . . . . . .              (42,313)             14,372

Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               69,771              55,399
-----------------------------------------------------------------------------------------------------------------------------
  End of Period (including (distribution in excess of net investment income) / undistributed net investment income of U.S.$(25) and
   U.S.$76, respectively). . . . . . . . . . . . . . . . . . . . . . . . . . . .        U.S.$  27,458       U.S.$  69,771
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                      YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                               1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      U.S.$   6.01   U.S.$   4.77   U.S.$   6.57  U.S.$   11.42  U.S.$   14.03
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs                                                      --             --             --             --          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      0.22           0.04          (0.04)         (0.02)          0.02
Net Realized and Unrealized Gain (Loss) on Investments           (3.70)          1.21          (1.76)         (4.83)         (2.78)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                            (3.48)          1.25          (1.80)         (4.85)         (2.76)
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                                          (0.16)         (0.01)            --          (0.00)#        (0.02)
  In Excess of Net Investment Income                             (0.00)#           --             --          (0.00)#        (0.01)
  Net Realized Gain                                                 --             --             --          (0.00)#           --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                         (0.16)         (0.01)            --          (0.00)#        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value due to Shares Issued through
  Rights Offering                                                   --             --             --             --           0.19
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            U.S.$   2.37   U.S.$   6.01   U.S.$   4.77   U.S.$   6.57   U.S.$  11.42
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD                     U.S.$   1.88   U.S.$   4.88   U.S.$   5.13   U.S.$   5.25   U.S.$   9.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value                                                  (58.30)%        (4.63)%        (2.38)%       (41.63)%       (41.76)%
  Net Asset Value (1)                                           (57.25)%        26.32%        (27.40)%       (42.43)%       (18.36)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                      U.S.$27,458    U.S.$69,771    U.S.$55,399    U.S.$76,219   U.S.$132,483
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                           2.69%          2.25%          2.30%          2.20%          1.93%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                      5.88%          0.61%         (0.63)%        (0.36)%         0.15%
Portfolio Turnover Rate                                             55%            31%            28%            15%             2%
------------------------------------------------------------------------------------------------------------------------------------




  #  Amount is less than U.S.$0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
-----------------
     The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund is subject to withholding taxes on dividends earned. Such tax is accrued at the time the applicable dividend income is recorded. Pakistan currently has exempted from capital gains tax, most capital gains realized on sales of equity securities quoted on any Pakistani exchange. This exemption is applicable through 1998.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are generally translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     As described in Note A-1, at December 31, 1998, the Pakistani securities and currency have been fair valued under procedures approved by the Board due to the imposition of capital controls in Pakistan. The impact to the Fund of such fair valuation procedures was significant.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities

     ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of 0.30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the U.S. Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $115,000.

F. During the year ended December 31, 1998, the Fund made purchases and sales totaling $24,763,000 and $22,648,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $67,148,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $39,573,000, all of which related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $91,260,000 available to offset future capital gains of which $11,036,000 will expire on December 31, 2003, $57,209,000 will expire on December 31, 2004, $10,411,000 will expire on
December 31, 2005 and $12,604,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1998, the Fund intends to elect to defer to January 1, 1999 for U.S. Federal income tax purposes, post-October currency losses of $173,000 and post-October capital losses of $4,685,000.

G. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $14,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.


--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1998, the Fund expects to pass through to shareholders foreign tax credits of approximately $523,000. In addition, for the year ended December 31, 1998, gross income derived from sources within foreign countries amounted to $4,283,000.

REPORT OF INDEPENDENT ACCOUNTANTS
---------
To the Shareholders and Board of Directors of The Pakistan Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Pakistan Investment Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note A-1 to the financial statements, at December 31, 1998, Pakistani securities and currency comprised 95.9% of the Fund's net assets. These securities and currency have been fair valued under procedures approved by the Board of Directors. The impact to the Fund of such fair valuation procedures was significant. The fair values assigned may differ from the actual U.S. dollar amounts realized upon disposition of the investments and the differences could be material.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    The Pakistan Investment Fund, Inc.
                    American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353


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